Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	March 31, 2013	December 31, 2012
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$25,609,218	$24,172,136
Held for investment, at amortized cost	76,129	76,088
Equity securities, available for sale, at fair value	55,215	53,422
Mortgage loans on real estate	2,591,897	2,623,940
Derivative instruments	719,683	415,258
Other investments	193,714	196,366
Total investments	29,245,856	27,537,210

Cash and cash equivalents	882,097	1,268,545
Coinsurance deposits	2,941,816	2,910,701
Accrued investment income	298,341	261,833
Deferred policy acquisition costs	1,803,498	1,709,799
Deferred sales inducements	1,370,285	1,292,341
Other assets	311,076	153,049
Total assets	$36,852,969	$35,133,478

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$32,937,308	$31,773,988
Other policy funds and contract claims	447,301	455,752
Notes payable	313,043	309,869
Subordinated debentures	245,913	245,869
Deferred income taxes	33,313	49,303
Income taxes payable	10,194	4,756
Other liabilities	1,135,668	573,704
Total liabilities	35,122,740	33,413,241

Stockholders' equity:
Common stock	62,784	61,751
Additional paid-in capital	504,470	496,715
Unallocated common stock held by ESOP	(2,266)	(2,583)
Accumulated other comprehensive income	661,663	686,807
Retained earnings	503,578	477,547
Total stockholders' equity	1,730,229	1,720,237
Total liabilities and stockholders' equity	$36,852,969	$35,133,478

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2013	2012
Revenues:
Traditional life insurance premiums	$2,698	$3,222
Annuity product charges	21,481	19,393
Net investment income	329,690	326,910
Change in fair value of derivatives	373,962	259,161
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	10,585	(6,076)
OTTI losses on investments:
Total OTTI losses	(2,189)	(1,781)
Portion of OTTI losses recognized from other comprehensive income	(1,048)	(1,100)
Net OTTI losses recognized in operations	(3,237)	(2,881)
Total revenues	735,179	599,729

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,735	2,117
Interest sensitive and index product benefits	225,809	139,123
Amortization of deferred sales inducements	28,831	16,710
Change in fair value of embedded derivatives	363,272	359,066
Interest expense on notes payable	7,248	6,995
Interest expense on subordinated debentures	3,009	3,586
Amortization of deferred policy acquisition costs	46,230	34,284
Other operating costs and expenses	19,520	21,713
Total benefits and expenses	695,654	583,594
Income before income taxes	39,525	16,135
Income tax expense	13,494	5,664
Net income	$26,031	$10,471

Earnings per common share	$0.41	$0.18
Earnings per common share - assuming dilution	$0.38	$0.16
Weighted average common shares outstanding (in thousands):
Earnings per common share	63,314	59,701
Earnings per common share - assuming dilution	68,706	65,930

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,698	$3,107	$3,300	$3,248	$3,222
Annuity product charges	21,481	23,830	23,875	21,908	19,393
Net investment income	329,690	321,160	318,594	320,259	326,910
Change in fair value of derivatives	373,962	(48,266)	161,090	(150,847)	259,161
Net realized gains (losses) on investments, excluding OTTI	10,585	1,471	(1,238)	(611)	(6,076)
Net OTTI losses recognized in operations	(3,237)	(9,387)	(1,686)	(978)	(2,881)
Total revenues	735,179	291,915	503,935	192,979	599,729

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,735	1,843	1,865	2,250	2,117
Interest sensitive and index product benefits (b)	225,809	290,126	246,105	142,733	139,123
Amortization of deferred sales inducements (a)	28,831	36,798	7,709	25,940	16,710
Change in fair value of embedded derivatives	363,272	(179,379)	188,201	(80,989)	359,066
Interest expense on notes payable	7,248	7,271	7,141	7,072	6,995
Interest expense on subordinated debentures	3,009	3,074	3,235	3,563	3,586
Amortization of deferred policy acquisition costs (a)	46,230	59,833	25,954	44,848	34,284
Other operating costs and expenses (c)	19,520	18,710	36,170	18,902	21,713
Total benefits and expenses	695,654	238,276	516,380	164,319	583,594
Income (loss) before income taxes	39,525	53,639	(12,445)	28,660	16,135
Income tax expense (benefit)	13,494	17,242	(4,616)	9,901	5,664
Net income (loss) (a) (b) (c)	$26,031	$36,397	$(7,829)	$18,759	$10,471

Earnings (loss) per common share	$0.41	$0.58	$(0.13)	$0.31	$0.18
Earnings (loss) per common share - assuming dilution (a) (b) (c)	$0.38	$0.55	$(0.13)	$0.30	$0.16
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	63,314	62,856	62,504	59,943	59,701
Earnings (loss) per common share - assuming dilution	68,706	65,897	65,262	64,254	65,930

(a)
Q3 2012 includes expense from unlocking which reduced amortization of deferred sales inducements by $0.2 million, increased amortization of deferred policy acquisition costs by $3.7 million, and increased net loss and loss per common share - assuming dilution for Q3 2012 by $2.2 million and $0.03 per share, respectively.

(b)
Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $2.2 million and decreased net loss and loss per common share - assuming dilution by $1.4 million $0.02 per share, respectively.

(c)
Q3 2012 includes expense from recognizing an estimated litigation liability of $17.5 million, which, after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net loss and loss per common share - assuming dilution by $9.6 million and $0.15 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended March 31,
	2013	2012
	(Dollars in thousands, except per share data)
Net income	$26,031	$10,471
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	(2,804)	3,547
Change in fair value of derivatives and embedded derivatives (a)	10,237	15,742
Operating income (a non-GAAP financial measure)	$33,464	$29,760

Per common share - assuming dilution:
Net income	$0.38	$0.16
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	(0.04)	0.06
Changes in fair value of derivatives and embedded derivatives	0.15	0.24
Operating income (a non-GAAP financial measure)	$0.49	$0.46

(a)
Adjustments to net income to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and net of income taxes.

Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended March 31,
	2013	2012
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(7,348)	$8,957
Amortization of DAC and DSI	3,093	(3,450)
Income taxes	1,451	(1,960)
	$(2,804)	$3,547
Change in fair value of derivatives and embedded derivatives:
Change in fair value of derivatives and embedded derivatives	$35,680	$59,050
Amortization of DAC and DSI	(20,240)	(34,663)
Income taxes	(5,203)	(8,645)
	$10,237	$15,742

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
	(Dollars in thousands, except per share data)
Net income (loss)	$26,031	$36,397	$(7,829)	$18,759	$10,471
Adjustments to arrive at operating income:
Net realized investment (gains) losses (a)	(2,804)	2,825	1,415	861	3,547
Change in fair value of derivatives and embedded derivatives (a)	10,237	(8,317)	19,000	7,736	15,742
Litigation reserve (a)	—	—	9,580	—	—
Operating income (a non-GAAP financial measure) (b) (c)	$33,464	$30,905	$22,166	$27,356	$29,760

Operating income per common share - assuming dilution (b) (c)	$0.49	$0.47	$0.34	$0.43	$0.46

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization and deferred sales inducements and deferred policy acquisition costs and net of income taxes.

(b)
Q3 2012 includes expense from unlocking which increased amortization of deferred sales inducements and amortization of deferred policy acquisition costs by $2.4 million and $7.3 million, respectively, and decreased operating income and operating income per common share - assuming dilution for Q3 2012 by $6.3 million and $0.09 per share, respectively.

(c)
Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact reduced interest sensitive and index product benefits by $2.2 million and increased operating income and operating income per common share - assuming dilution by $1.4 million $0.02 per share, respectively.

Summary of Adjustments to Arrive at Operating Income

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
	(Dollars in thousands)
Net realized (gains) losses on investments	$(10,585)	$(1,471)	$1,238	$611	$6,076
Net OTTI losses recognized in operations	3,237	9,387	1,686	978	2,881
Change in fair value of derivatives	(299,494)	156,123	(96,232)	85,683	(283,265)
Increase (decrease) in total revenues	(306,842)	164,039	(93,308)	87,272	(274,308)

Amortization of deferred sales inducements	7,447	(3,140)	28,278	7,201	16,758
Change in fair value of embedded derivatives	(335,174)	182,465	(186,362)	56,826	(342,315)
Amortization of deferred policy acquisition costs	9,700	(6,746)	35,636	9,609	21,355
Other operating costs and expenses	—	—	(17,532)	—	—
Increase (decrease) in total benefits and expenses	(318,027)	172,579	(139,980)	73,636	(304,202)
Increase (decrease) in income (loss) before income taxes	11,185	(8,540)	46,672	13,636	29,894
Increase (decrease) in income tax expense	3,752	(3,048)	16,677	5,039	10,605
Increase (decrease) in net income (loss)	$7,433	$(5,492)	$29,995	$8,597	$19,289

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Capitalization/Book Value per Share

	March 31, 2013	December 31, 2012
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$313,043	$309,869
Subordinated debentures payable to subsidiary trusts	245,913	245,869
Total debt	558,956	555,738
Total stockholders’ equity	1,730,229	1,720,237
Total capitalization	2,289,185	2,275,975
Accumulated other comprehensive income (AOCI)	(661,663)	(686,807)
Total capitalization excluding AOCI (a)	$1,627,522	$1,589,168

Total stockholders’ equity	$1,730,229	$1,720,237
Accumulated other comprehensive income	(661,663)	(686,807)
Total stockholders’ equity excluding AOCI (a)	$1,068,566	$1,033,430

Common shares outstanding (b)	63,436,860	62,653,134

Book Value per Share: (c)
Book value per share including AOCI	$27.27	$27.46
Book value per share excluding AOCI (a)	$16.84	$16.49

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.2%	19.5%
Adjusted debt / Total capitalization	19.3%	20.0%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2013 - 892,688 shares; 2012 - 1,142,332 shares and exclude unallocated shares held by ESOP: 2013 - 239,799 shares; 2012 - 239,799 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Spread Results

	Three Months Ended March 31,
	2013	2012
Average yield on invested assets	5.01%	5.61%
Aggregate cost of money	2.33%	2.68%
Aggregate investment spread	2.68%	2.93%

Impact of:
Investment yield - additional prepayment income	0.08%	0.07%
Cost of money benefit from over hedging	0.03%	0.01%

Weighted average investments	$26,382,116	$23,352,928
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended March 31,
	2013	2012
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$135,341	$50,658
Interest credited	74,417	75,016
Included in change in fair value of derivatives:
Proceeds received at option expiration	(135,225)	(50,862)
Pro rata amortization of option cost	88,855	91,717
Cost of money for deferred annuities	$163,388	$166,529

Weighted average liability balance outstanding (in thousands)	$28,060,075	$24,829,275
Annuity Account Balance Rollforward

	Three Months Ended March 31,
	2013	2012
	(Dollars in thousands)
Account balances at beginning of period	$27,669,669	$24,483,118
Net deposits	872,329	834,853
Premium and interest bonuses	73,898	70,019
Fixed interest credited and index credits	209,758	125,674
Surrender charges	(11,502)	(11,662)
Lifetime income benefit charges	(9,979)	(7,731)
Surrenders, withdrawals, deaths, etc.	(353,695)	(318,838)
Account balances at end of period	$28,450,478	$25,175,433

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2013	2012	2012
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$604,641	$488,126	$2,225,902
Fixed Strategy	243,129	289,354	1,208,324
	847,770	777,480	3,434,226
Fixed Rate Annuities:
Single-Year Rate Guaranteed	19,910	34,487	98,821
Multi-Year Rate Guaranteed	47,256	121,665	249,228
Single premium immediate annuities	14,980	45,813	164,657
	82,146	201,965	512,706
Total before coinsurance ceded	929,916	979,445	3,946,932
Coinsurance ceded	42,607	98,779	203,734
Net after coinsurance ceded	$887,309	$880,666	3,743,198
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2013:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.3	16.0%	$26,434,249	92.9%
Single-Year Fixed Rate Guaranteed Annuities	11.2	4.7	8.0%	1,441,686	5.1%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.1	1.7	4.4%	574,543	2.0%
Total	13.9	9.8	15.3%	$28,450,478	100.0%
(a) 57% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$610,936	$623,208
0.0% < 2.0%	40,092	278,495
2.0% < 3.0%	88,709	189,831
3.0% < 4.0%	24,190	299,890
4.0% < 5.0%	49,313	215,568
5.0% < 6.0%	78,985	265,458
6.0% < 7.0%	174,895	217,070
7.0% < 8.0%	197,497	682,312
8.0% < 9.0%	172,552	486,775
9.0% < 10.0%	58,608	433,318
10.0% or greater	520,452	22,742,324
	$2,016,229	$26,434,249

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,234,144	0.00%
2013	363,127	1.86%
2014	520,581	2.95%
2015	563,972	4.75%
2016	817,451	6.33%
2017	977,275	7.48%
2018	835,561	9.67%
2019	587,453	10.46%
2020	922,707	11.86%
2021	1,225,065	13.56%
2022	2,052,386	15.60%
2023	4,037,764	17.84%
2024	4,119,108	18.81%
2025	3,187,938	18.83%
2026	2,710,522	18.90%
2027	2,163,248	19.34%
2028	1,705,743	19.87%
2029	415,650	19.99%
2030	10,783	20.00%
	$28,450,478	15.33%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$764,715	$794,499
› 0.0% - 0.25%	302,957	543,743
› 0.25% - 0.5%	121,435	38,583
› 0.5% - 1.0% (a)	327,190	1,091,187
› 1.0% - 1.5% (a)	108,052	24,142
› 1.5% - 2.0%	121,459	2,348
› 2.0% - 2.5%	2,367	—
› 2.5% - 3.0%	41,809	—
1.00% ultimate guarantee - 2.34% wtd avg interest rate (b)	33,516	—
1.50% ultimate guarantee - 1.74% wtd avg interest rate (b)	85,724	2,318,536
2.00% ultimate guarantee - 2.66% wtd avg interest rate (b)	107,005	—
2.25% ultimate guarantee - 2.72% wtd avg interest rate (b)	—	1,559,112
3.00% ultimate guarantee - 2.92% wtd avg interest rate (b)	—	3,076,290
Allocated to index strategies (see tables that follow)	—	16,985,809
	$2,016,229	$26,434,249

(a)
$137,972 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $625,886 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2013 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.60%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Annuity Liability Characteristics

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$445	$11,342	$855,480	$49,280	$285,448
2.5% - 3%	406,145	—	—	—	—
3% - 4%	1,563,687	—	—	—	—
4% - 5%	18,682	113,573	1,264,778	—	—
5% - 6%	—	8,215	2,685,390	—	—
6% - 7%	—	—	3,012,812	—	—
>= 7%	—	12,345	33,238	128,794	73,769

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$97	$333,213	$171,517	$209,713
< 20%	163,959	—	—	—
20% - 40%	130,450	484,591	—	—
40% - 60%	—	176,945	150,656	1,449
>= 60%	—	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$12,341
1.45% - 1.8%	1,747,867
2.0% - 2.3%	1,540,038
>= 2.3%	1,330,495
If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.60% based upon prices of options for the week ended April 16, 2013.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Summary of Invested Assets

	March 31, 2013		December 31, 2012
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,616	—%	$5,154	—%
United States Government sponsored agencies	1,857,377	6.4%	1,772,025	6.5%
United States municipalities, states and territories	3,657,164	12.5%	3,578,323	13.0%
Foreign government obligations	100,460	0.3%	105,259	0.4%
Corporate securities	15,627,095	53.4%	14,542,860	52.8%
Residential mortgage backed securities	2,668,454	9.1%	2,888,113	10.5%
Commercial mortgage backed securities	748,601	2.6%	357,982	1.3%
Other asset backed securities	1,021,580	3.5%	998,508	3.6%
Total fixed maturity securities	25,685,347	87.8%	24,248,224	88.1%
Equity securities	55,215	0.2%	53,422	0.2%
Mortgage loans on real estate	2,591,897	8.9%	2,623,940	9.5%
Derivative instruments	719,683	2.4%	415,258	1.5%
Other investments	193,714	0.7%	196,366	0.7%
	$29,245,856	100.0%	$27,537,210	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2013

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$16,121,041	62.8%	Aaa/Aa/A	$15,468,699	60.2%
2	9,087,432	35.4%	Baa	8,713,460	33.9%
3	422,134	1.6%	Ba	430,094	1.7%
4	53,006	0.2%	B	104,973	0.4%
5	—	—%	Caa and lower	803,058	3.1%
6	1,734	—%	In or near default	165,063	0.7%
	$25,685,347	100.0%		$25,685,347	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Watch List Securities - March 31, 2013

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$49,505	$(5,924)	$43,581	19 - 28
Industrial	49,488	(6,993)	42,495	5 - 31
Industrial	9,372	101	9,473
	108,365	(12,816)	95,549
Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$932,891	$902,583	$986,934
Prime	771,283	733,472	785,450
Alt-A	39,149	39,645	40,070
	$1,743,323	$1,675,700	$1,812,454
OTTI has been recognized
Prime	$569,382	$494,102	$517,473
Alt-A	403,365	318,633	338,527
	$972,747	$812,735	$856,000
Total by collateral type
Government agency	$932,891	$902,583	$986,934
Prime	1,340,665	1,227,574	1,302,923
Alt-A	442,514	358,278	378,597
	$2,716,070	$2,488,435	$2,668,454
Total by NAIC designation
1	$2,304,669	$2,119,514	$2,287,198
2	333,818	301,506	312,413
3	43,642	38,352	39,077
4	30,454	26,825	28,042
6	3,487	2,238	1,724
	$2,716,070	$2,488,435	$2,668,454

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Fixed Maturity Securities by Sector

	March 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,857,709	$1,861,993	$1,768,379	$1,777,179
United States municipalities, states and territories	3,191,793	3,657,164	3,116,678	3,578,323
Foreign government obligations	86,102	100,460	86,099	105,259
Corporate securities:
Consumer discretionary	1,414,122	1,522,755	1,237,208	1,366,504
Consumer staples	951,002	1,058,668	876,654	1,003,651
Energy	1,541,871	1,707,486	1,463,923	1,655,363
Financials	2,787,037	3,034,881	2,476,780	2,713,351
Health care	1,098,677	1,213,674	926,136	1,064,097
Industrials	1,613,794	1,772,367	1,497,435	1,672,681
Information technology	924,668	982,347	854,347	923,263
Materials	1,146,380	1,243,393	1,076,133	1,189,410
Telecommunications	449,179	480,254	356,486	400,995
Utilities	2,218,211	2,511,289	2,143,026	2,453,736
Residential mortgage backed securities:
Government agency	902,583	986,934	1,024,731	1,119,249
Prime	1,227,574	1,302,923	1,344,775	1,392,741
Alt-A	358,278	378,597	374,031	376,123
Commercial mortgage backed securities:
Government agency	136,367	136,465	35,697	37,976
Other	606,598	612,136	319,173	320,006
Other asset backed securities:
Consumer discretionary	86,037	89,870	77,464	81,772
Energy	8,295	9,535	8,304	9,152
Financials	711,666	728,864	659,058	677,948
Industrials	151,623	166,602	154,358	166,567
Materials	—	—	28,813	29,150
Telecommunications	14,835	17,453	14,835	17,421
Utilities	6,670	9,256	14,459	16,498
Redeemable preferred stock - financials	22,108	23,852	22,045	23,721
	$23,513,179	$25,609,218	$21,957,027	$24,172,136
Held for investment:
Corporate security - financials	$76,129	$62,173	$76,088	$61,521

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Mortgage Loans on Commercial Real Estate

	March 31, 2013		December 31, 2012
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$744,863	28.4%	$732,762	27.5%
Middle Atlantic	163,497	6.2%	155,094	5.8%
Mountain	371,550	14.2%	387,599	14.6%
New England	24,675	0.9%	26,385	1.0%
Pacific	317,017	12.1%	320,982	12.1%
South Atlantic	459,579	17.5%	458,802	17.3%
West North Central	354,299	13.5%	370,168	13.9%
West South Central	190,257	7.2%	207,091	7.8%
	$2,625,737	100.0%	$2,658,883	100.0%

Property type distribution
Office	$684,553	26.1%	$666,467	25.1%
Medical Office	130,874	5.0%	136,764	5.1%
Retail	656,187	25.0%	677,951	25.5%
Industrial/Warehouse	672,522	25.6%	692,637	26.1%
Hotel	89,376	3.4%	94,045	3.5%
Apartment	220,698	8.4%	219,335	8.2%
Mixed use/other	171,527	6.5%	171,684	6.5%
	$2,625,737	100.0%	$2,658,883	100.0%

	March 31, 2013	December 31, 2012
Credit Exposure - By Payment Activity
Performing	$2,578,031	$2,597,440
In workout	28,326	26,723
Delinquent	—	—
Collateral dependent	19,380	34,720
	2,625,737	2,658,883
Specific Loan Loss Allowance	(22,631)	(23,134)
General Loan Loss Allowance	(10,400)	(11,100)
Deferred prepayment fees	(809)	(709)
	$2,591,897	$2,623,940

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2013
First Quarter	$15.03	$12.33	$14.89	$0.00

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2013

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Paul Sarran, Mark Finkelstein
Evercore Partners
(312) 445-6441 paul.sarran@evercore.com
(312) 445-6440 mark.finkelstein@evercore.com